                                 SCHEDULE 14A
                               (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                     LIBERTY FUNDS TRUST III
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)

    _______________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement no.:


      3)  Filing Party:


      4)  Date Filed:

                              LIBERTY MUTUAL FUNDS
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                 (800) 345-6611


Dear Shareholder:

The Liberty Mutual Funds, as listed in the Notice of Special Meetings of Shareholders, will hold special meetings on June 1, 2000 at 10:00 a.m., Eastern Time, at the offices of Colonial Management Associates, Inc. (CMA), the Funds' investment advisor and/or administrator. A formal Notice of Special Meetings of Shareholders appears on the next few pages, followed by the proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meetings in person; however, we urge you in any event to vote your shares at your earliest convenience.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

The Liberty Mutual Funds are using D.F. King & Co., Inc. (D.F. King), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meetings approaches, if we have not yet received your vote, you may receive a telephone call from D.F. King reminding you to exercise your right to vote.

Please take a few moments to review the details of each proposal. If you have any questions regarding the proxy statement, please feel free to call D.F. King at 1-800-769-5414.

We appreciate your participation and prompt response in these matters, and thank you for your continued support.

Sincerely,



Stephen E. Gibson, President

April __, 2000

                           COLONIAL GLOBAL EQUITY FUND
                      COLONIAL INTERNATIONAL HORIZONS FUND
                         COLONIAL GLOBAL UTILITIES FUND
                    each a series of Liberty Funds Trust III
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 345-6611

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                             TO BE HELD JUNE 1, 2000


          NOTICE IS HEREBY GIVEN that Special Meetings (Meetings) of the Shareholders of Colonial Global Equity Fund, Colonial International Horizons Fund and Colonial Global Utilities Fund (Liberty Mutual Funds or Funds) will be held at the offices of Colonial Management Associates, Inc. (CMA), the investment advisor and/or administrator for the Liberty Mutual Funds, One Financial Center, Boston, Massachusetts 02111, on
     June 1, 2000 at 10:00 a.m., Eastern time. The purpose of the Meetings is to consider and act upon the following matters:

     1. To approve, on behalf of the Liberty Mutual Funds, new portfolio management agreements between Liberty Funds Trust III (Trust) and Newport Fund Management, Inc. (Newport), an affiliate of CMA; and

     2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

By order of the Board of Trustees



Nancy L. Conlin, Secretary

April ___, 2000



NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT ANY MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

                           COLONIAL GLOBAL EQUITY FUND
                      COLONIAL INTERNATIONAL HORIZONS FUND
                         COLONIAL GLOBAL UTILITIES FUND
                    each a series of Liberty Funds Trust III

                                 PROXY STATEMENT

                        Special Meetings of Shareholders

                                 June 1, 2000


GENERAL INFORMATION

THIS DOCUMENT GIVES YOU INFORMATION YOU NEED IN ORDER TO VOTE ON THE MATTERS COMING BEFORE THE MEETINGS. IF YOU HAVE ANY QUESTIONS, PLEASE CALL US TOLL FREE AT 1-800-345-6611.

         The Trustees of Liberty Funds Trust III (Trust), on behalf of Colonial Global Equity Fund, Colonial International Horizons Fund and Colonial Global Utilities Fund (Liberty Mutual Funds or Funds), have called
Special Meetings (Meetings) of the Shareholders of the Funds for 10:00 a.m., Thursday, June 1, 2000, for the purpose described in the accompanying Notice The purpose of this Proxy Statement is to provide you with additional information regarding the proposal to be voted on at the Meetings and to request your proxy to vote in favor of the proposal. By properly completing and returning the enclosed proxy card, you will authorize the individuals named on the card to vote your Fund shares in favor of the proposal and, in their discretion, on any other matter to properly come before the Meetings. No other matters are contemplated at this time. Additional information concerning the proxy solicitation, voting process, and eligibility to vote is set forth below. Proposal 1 contains additional information regarding the matter to be voted on at the Meetings.

Voting; Proxies; Shareholders Entitled to Vote.

         The enclosed proxy, which was first mailed on April ___, 2000, is solicited by the Trustees of the Trust for use at the Meetings. All properly executed proxies received in time for the Meetings will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. Newport Fund Management, Inc.(Newport) will bear the cost of the printing and mailing of proxy materials and the tabulation of votes. By voting as soon as you receive your proxy materials, you will help to reduce the cost of any additional mailings.

         Holders of 30% of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at any Meeting. On March 15, 2000, the Funds had shares of beneficial interest outstanding as follows:

                                                          CLASS A         CLASS B       CLASS C     CLASS Z

COLONIAL GLOBAL EQUITY FUND (CGEF)                       3,695,317.621   5,124,507.253  149,668.664        0
COLONIAL INTERNATIONAL HORIZONS FUND (CIHF)              4,844,185.650   3,831,367.982   92,185.477  394,248.697
COLONIAL GLOBAL UTILITIES FUND (CGUF)                   10,915,958.557     682,939.825   48,960.595        0

Shareholders of record at the close of business on March 15, 2000, will have one vote for each share held. As of March 15, 2000, the following shareholders of record owned more than 5% of a class of shares of a Fund and were deemed to control the Fund:

-------------- -------- ----------------------------- -------------------- ------------------
               CLASS
LIBERTY        OF                                     NUMBER OF SHARES     PERCENTAGE OF
MUTUAL FUND    SHARES   NAME AND ADDRESS              OWNED                SHARES OWNED
-------------- -------- ----------------------------- -------------------- ------------------
CGEF           B        Merrill Lynch, Pierce,          686,150.744         13.30%
                        Fenner & Smith, Inc.
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
-------------- -------- ----------------------------- -------------------- ------------------
CIHF           B & C    Merrill Lynch, Pierce,          426,602.452 (B)     11.10%
                        Fenner & Smith, Inc.              5,610.170 (C)      6.10%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
-------------- -------- ----------------------------- -------------------- ------------------
CIHF           C        Colonial Management               9,733.271         10.60%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ----------------------------- -------------------- ------------------
CIHF           C        Investors Bank & Trust Co.        6,285.096          6.80%
                        Peter M. Salvano IRA
                        303 Westbridge Drive
                        Mt. Airy, MD  21771
-------------- -------- ----------------------------- -------------------- ------------------
CIHF           A        Donaldson Lufkin Jenrette       417,679.113          8.80%
                        Securities Corporation, Inc.
                        P.O. Box 2052
                        Jersey City, NJ  07303
-------------- -------- ----------------------------- -------------------- ------------------
CIHF           A        Charles Schwab & Co. Inc.       373,387.969          7.90%
                        Cash Account
                        101 Montgomery Street
                        San Francisco, CA  94104
-------------- -------- ----------------------------- -------------------- ------------------
CIHF           Z        Colonial Counselor Select       263,095.221         66.70%
                        Growth Portfolio
                        c/o Christie McCullough
                        245 Summer Street
                        Boston, MA  02111
-------------- -------- ----------------------------- -------------------- ------------------
CIHF           Z        Colonial Counselor Select       131,069.291         33.20%
                        Balanced Portfolio
                        c/o Christie McCullough
                        245 Summer Street
                        Boston, MA  02111
-------------- -------- ----------------------------- -------------------- ------------------

-------------- -------- ----------------------------- -------------------- ------------------
CGUF           B&C      Merrill Lynch, Pierce,           37,731.437(B)       5.50%
                        Fenner & Smith, Inc.             11,828.699(C)      24.10%
                        4800 Deer Lake Drive E.
                        Jacksonville, FL 32246
-------------- -------- ----------------------------- -------------------- ------------------
CGUF           C        PaineWebber FBO                   5,965.356         12.10%
                        PaineWebber CDN FBO
                        PaineWebber C/F Burgess IRA
                        R
                        P.O. Box 3321
                        Weehawken, NJ  07087
-------------- -------- ----------------------------- -------------------- ------------------
CGUF           C        William R. Peterson &             2,693.305          5.50%
                        Ann E. Peterson JTWROS
                        4294 Madison Ave
                        Trumbull, CT  06611
-------------- -------- ----------------------------- -------------------- ------------------


         Votes cast by proxy or in person will be counted by persons appointed by each Fund to act as election tellers for the Meeting of the Fund. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. Withheld authority, abstentions and broker non-votes will have the effect of votes against the new Management Agreement proposal.

         Further information concerning any Fund is contained in its most recent Annual and/or Semiannual Report to shareholders, which is obtainable free of charge by writing Colonial Management Associates, Inc.(CMA) at One
Financial Center, Boston, MA 02111 or by calling 1-800-426-3750.

PROPOSAL 1.    APPROVE OR DISAPPROVE NEW MANAGEMENT AGREEMENTS

A.  Description of Proposal.

         The Board of Trustees of the Trust proposes that the shareholders of each Fund approve a new Management Agreement, substantially in the form set forth in Appendix A, between the Trust, on behalf of each Fund, and Newport
Fund Management, Inc. (Newport). Newport is an affiliate of CMA, the current investment advisor of Colonial Global Equity Fund and Colonial International Horizons Fund, and Stein Roe & Farnham Incorporated (SRF), the current investment advisor of Colonial Global Utilities Fund. The new Management Agreements are identical to the existing Management Agreements, except that Newport will now provide investment management services to each of Colonial Global Equity Fund, Colonial International Horizons Fund, and
Colonial Global Utilities Fund. With respect to Colonial Global Equity Fund and Colonial International Horizons Fund, Newport will engage CMA at Newport's own expense to provide administrative services to the Funds.

         The existing Management Agreements with Colonial Global Equity Fund and Colonial International Horizons Fund were most recently approved by the shareholders of each Fund on September 30, 1997, and February 15, 1995, respectively. The existing Management Agreement with Colonial Global Utilities Fund has never been approved by the shareholders of that Fund.

         The existing Management Agreements for Colonial Global Equity Fund, Colonial International Horizons Fund, and Colonial Global Utilities Fund provide for monthly fees at the annual rate of 0.95%, 0.75% and 0.40%, respectively, of each Fund's average daily net assets. For the fiscal year ended October 31, 1999, the aggregate fees paid by Colonial Global Equity Fund and Colonial International Horizons Fund to CMA under the existing Management Agreements were approximately $1,281,000 and $861,000, respectively, and the aggregate fee paid by Colonial Global Utilities
Fund to SRF under the existing Management Agreement was approximately $484,000.

         CMA currently provides administrative services to Colonial Global Utilities Fund under a separate Administration Agreement for an annual fee of 0.25% of the Fund's average daily net assets. For the fiscal year ended October 31, 1999, the aggregate fee paid by Colonial Global Utilities
Fund to CMA under the existing Administration Agreement was approximately $363,000.

         Upon shareholder approval of the new Management Agreements, Newport will provide investment management services to Colonial Global Equity Fund, Colonial International Horizons Fund, and Colonial Global Utilities Fund, and be responsible for providing administrative services to Colonial Global Equity Fund and Colonial International Horizons Fund under the new Management Agreements with those Funds. Newport will be paid at the same annual rate for providing these services. CMA's current Administration Agreement with Colonial Global Utilities Fund will remain in effect.


         It is important to note that the annual rates payable by the Funds for investment management and administrative services will not increase or decrease as a result of the Funds entering into new Management Agreements.

         With respect to Colonial Global Equity Fund, CMA has maintained a voluntary fee waiver and expense reimbursement such that total operating expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) have been limited to 1.40% annually of the Fund's average net assets. If the shareholders of that Fund approve the new Management Agreement, Newport will continue this voluntary fee waiver and reimbursement until further notice. Under the voluntary fee waiver and expense reimbursement, Colonial Global Equity Fund paid a management fee of 0.85% of its average daily net assets for the fiscal year ended
October 31, 1999. If the new Management Agreement had been in effect during the fiscal year ended October 31, 1999, Colonial Global Equity Fund would have paid fees at the same rate of 0.85%. Newport may terminate the fee waiver and expense reimbursement arrangement at any time.

B. Consideration by the Board of Trustees.

         The Board of Trustees met on December 15-16, 1999, to consider, among other things, the proposed change of each Fund's investment advisor. After due consideration, the Board of Trustees, including all Trustees who are not interested and who have no direct or indirect financial interests in the operation of the new Management Agreements or in any agreements related thereto, unanimously approved the new Management Agreements, subject to shareholder approval. The Board of Trustees concluded that the new Management Agreements are fair and reasonable, and are in the best interest of shareholders of each Fund. During the course of their deliberations, the Board of Trustees considered a variety of factors, but focused specifically on the experience and size of Newport's international investment management team, Newport's growth investment style, Newport's expertise and proven performance as an investment advisor of international and global growth funds similar to the Liberty Mutual Funds, as well as the increased complexity of the international securities markets.

C. Comparison and Impact of the Existing and New Management Agreements.

         For each of the Liberty Mutual Funds, the new Management Agreement is identical to the existing Management Agreement except for its effective date and the named investment advisor. The new Management Agreements do not differ from the existing Management Agreements with respect to the investment advisor's responsibilities and duties to the Funds, and the fees payable to the investment advisor for providing those services.

         Compensation under the existing and new Management Agreements is subject to reduction if in any year the expenses of a Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale. No such limits currently are in effect.

         Both the existing and new Management Agreements provide that, subject to the Board of Trustees' supervision, the investment advisor will manage the assets of each Fund in accordance with its Prospectus and Statement of Additional Information, purchase and sell securities and other investments on behalf of the Fund, and report results to the Board of Trustees periodically. With respect to Colonial Global Equity Fund and Colonial International Horizons Fund only, the existing and new Management Agreements also require the investment advisor to furnish, at its expense: (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (excluding custodial, transfer agency, pricing and certain recordkeeping services); and (c) compensation to Trustees who are directors, officers, partners or employees of the advisor or its affiliates. Any liability of the investment advisor to the Trust, the Funds and/or their shareholders is limited to situations involving the advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         Each new Management Agreement provides that it will continue in effect for an initial term of two years from its date of execution (which is expected to be sometime after the Meetings, if it is approved by the shareholders) and thereafter so long as it is approved annually in accordance with the Investment Company Act of 1940, as amended (1940 Act). The existing and new Management Agreements may be terminated at any time by Newport, by the Board of Trustees or by vote of a majority of the outstanding voting securities of any Fund without penalty on 60 days' written notice, and shall automatically terminate upon any assignment. Each new Management Agreement may be amended only by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund.

D.  Comparison of Investment Objectives and Strategies.

         Except in the case of Colonial International Horizons Fund, Newport will not change the investment objective or strategy of the Funds. CMA's investment strategy in selecting stocks for Colonial International Horizons Fund has been to choose companies in industries and markets which CMA believes will react favorably to inflation in the U.S. economy. Inflation-sensitive companies in which Colonial International Horizons Fund has invested include companies engaged in the development and processing of natural resources and companies engaged in consumer-oriented business. As the new advisor to Colonial International Horizons Fund, Newport will no longer focus on inflation-sensitive stocks and will select stocks of international companies with long-term, above average growth potential. These are companies with proven management, predictable growth rates, and low levels of debt. Newport may sell a stock if there is a deterioration in a company's fundamentals or a change to a company's management style, or if Newport identifies a different company with more attractive growth prospects. The Board of

Trustees has approved this change to the investment strategy of Colonial International Horizons Fund. This change, however, does not affect
Colonial International Horizons Fund's investment goal, which is to seek the preservation of capital purchasing power and long-term growth.

E. Information concerning CMA, SRF, Newport and their affiliates.

CMA AND SRF

         CMA, located at One Financial Center, Boston, Massachusetts 02111, and SRF, located at One South Wacker Drive, Chicago, Illinois 60606, are wholly-owned subsidiaries of Liberty Funds Group, LLC
(LFG), which in turn is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial). Liberty Financial is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). As of February 29, 2000, LFC Management Corporation owned 72% of Liberty Financial. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of Liberty Financial, LFC Management Corporation, Liberty Corporate Holdings,
Inc. and LFC Holdings, Inc. are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United
States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.

         CMA and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. CMA currently serves as investment advisor or administrator for 51 open-end and 15 closed-end management investment company portfolios. As of December 31, 1999, CMA managed over $15 billion in assets. These mutual funds were owned by over 1.3 million shareholders.

         The directors of CMA are Nancy L. Conlin, Stephen E. Gibson and Joseph
R. Palombo. Mr. Gibson is the President and Chief Executive Officer of CMA. Ms. Conlin is a Senior Vice President, and General Counsel, Secretary and Clerk of CMA. Mr. Palombo is the Executive Vice President and Chief Administrative Officer of CMA. The business address of the directors and officers of CMA is One Financial Center, Boston, Massachusetts 02111.

         In addition, the following individuals who are officers or Trustees of the Trust are also officers or directors of CMA: William J. Ballou, Suzan M. Barron, Michael G. Clarke, Nancy L. Conlin, J. Kevin Connaughton, Marian H. Desilets, Stephen E. Gibson, Ellen Harrington, Gail E. Knudsen, Joseph
Palombo, Dianne Paras, Vincent P. Pietropaolo and John W. Reading.

          SRF and its predecessor have been providing investment advisory services since 1932. SRA acts as investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors. As of December 31, 1999, SRF managed over $30 billion in assets. These mutual funds were owned by over 464,000 shareholders. SRF currently serves as investment advisor or administrator for 38 open-end and 2 closed-end management investment company portfolios.

         The sole director of SRF is C. Allen Merritt, Jr. Mr. Merritt is Chief Operating Officer of Liberty Financial. Stephen E. Gibson is President of SRF's Mutual Funds division and William E. Rankin is President of SRF's Private Capital Management division. The business address of Mr. Merritt is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; that of Mr. Gibson is One Financial Center, Boston, Massachusetts 02111; and that of Mr. Rankin is One South Wacker Drive, Chicago, Illinois 60606.

         In addition, the following individuals who are officers or Trustees of the Trust are also officers or directors of SRF: Stephen E. Gibson and Timothy J. Jacoby.

         CMA provides, and after shareholder approval of the new Management Agreement, will continue to provide, pricing and bookkeeping services to each of the Liberty Mutual Funds pursuant to a Pricing and Bookkeeping Agreement. For each Fund, CMA is paid a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:

                     0.035% annually on the next $950 million;
                     0.025% annually on the next $1 billion;
                     0.015% annually on the next $1 billion; and 0.001% annually on the excess over $3 billion

         For the fiscal year ended October 31, 1999, the pricing and bookkeeping fees paid by Colonial Global Equity Fund, Colonial International Horizons Fund and Colonial Global Utilities Fund to CMA under the Pricing and Bookkeeping Agreements were approximately $57,000, $50,000 and $65,000, respectively.

         Liberty Funds Services, Inc. (LFSI), a subsidiary of LFG located at One Financial Center, Boston, Massachusetts 02111, is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent, and shareholder services provider), for which it receives monthly fees paid by the Trust. The fee paid to LFSI is based on the average daily net assets of each Fund, charges based on the number of shareholder accounts and transactions, and reimbursement for certain out-of-pocket expenses. For the fiscal year ended October 31, 1999, the aggregate fees paid to LFSI on behalf of Colonial Global Equity Fund, Colonial International Horizons Fund and Colonial Global Utilities Fund were approximately $442,000, $395,000, and $509,000, respectively.

         Liberty Funds Distributor, Inc. (LFDI), a subsidiary of CMA located at One Financial Center, Boston, Massachusetts 02111, acts as distributor for the Liberty Mutual Funds under a distribution agreement. The Trustees have approved a 12b-1 plan (Plan) for each Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays LFDI a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Classes A, B and C. Each Fund also pays a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Class B and Class C Shares.
For the fiscal year ended October 31, 1999, the aggregate fees paid by the Funds to LFDI were as follows:

  12b-1 FEES PAID TO LFDI FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999

----------------------- ------------------------ ----------------------------- ---------------------------
                        COLONIAL GLOBAL EQUITY   COLONIAL INTERNATIONAL        COLONIAL GLOBAL UTILITIES
FEES (Approximate)      FUND                     HORIZONS FUND                 FUND
----------------------- ------------------------ ----------------------------- ---------------------------
SERVICE FEES                  $338,000(a)                $280,000(a)                  $457,000(a)
----------------------- ------------------------ ----------------------------- ---------------------------
DISTRIBUTION FEES             $632,000(b)                $420,000(c)                   $56,000(d)
----------------------- ------------------------ ----------------------------- ---------------------------

(a)      Classes A, B and C.
(b) $616,000 were attributable to Class B Shares; $16,000 were attributable to Class C Shares.
(c) $139,000 were attributable to Class A Shares; $138,000 were attributable to Class B Shares; $3,000 were attributable to Class C Shares.
(c) $411,000 were attributable to Class B Shares; $9,000 were attributable to Class C Shares.
(d) $48,000 were attributable to Class B Shares; $8,000 were attributable to Class C Shares.

         CMA and SRF may use the services of AlphaTrade Inc. (AlphaTrade), a registered broker-dealer subsidiary of CMA, when buying or selling certain equity securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and Rule 17e-1 under the 1940 Act. For the fiscal year ended
October 31, 1999, the aggregate commissions paid by CMA to AlphaTrade on behalf of Colonial Global Equity Fund and Colonial International Horizons
Fund were $40,000 and $25,133, respectively, which constituted 23% and 15.6%, respectively, of each Fund's aggregate brokerage commissions. No commissions were paid by SRF to AlphaTrade on behalf of Colonial Global Utilities Fund for the fiscal year ended October 31, 1999.

         In addition to the fees described above, each Fund pays all of its expenses not assumed by its advisor, including, without limitation, fees and expenses of the independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying shares of each Fund for distribution under federal and state laws and regulations, custodial, auditing and legal expenses, expenses of determining net asset value of each Fund's shares, expenses of providing reports to shareholders, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. Each Fund also is responsible for such non-recurring expenses as may arise, including litigation in which each Fund may be a party, and other expenses as determined by the Board of Trustees. Each Fund may have an obligation to indemnify its officers and Trustees with respect to litigation.

NEWPORT FUND MANAGEMENT, INC.

         Newport is a direct majority-owned subsidiary of Newport Pacific Management, Inc. (Newport Pacific), 580 California Street, San Francisco, CA 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited (Liberty Newport), which in turn is a direct wholly-owned subsidiary of Liberty Financial, which in turn is a direct majority-owned subsidiary of Liberty Corporate Holdings Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual.

         The directors of Newport are Lindsay Cook and John M. Mussey. Mr. Cook is an Executive Vice President of Liberty Financial Companies, Inc. Mr. Mussey is Vice Chairman of Newport and Newport Pacific. Thomas R. Tuttle is the President and Chief Executive Officer of Newport. He also is President of Newport Pacific. The business address of Mr. Cook is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Mussey and Tuttle is 580 California Street, San Francisco, California 94104.


F. Other Funds Managed by Newport.

         In addition to the services proposed to be provided by Newport to each of the Funds, Newport also provides management and other services and facilities to other investment companies. Information with respect to the assets of and management fees payable to Newport by funds having investment objectives similar to those of the Funds is set forth below:


------------------------------------- --------------------------- -----------------------------------------------
                                                                                 TOTAL NET ASSETS 2/31/00
                FUND                    ANNUAL MANAGEMENT FEE                     (IN THOUSANDS)
------------------------------------- --------------------------- -----------------------------------------------
Newport Tiger Fund                    1.00%(a)                                   $1,106.3
------------------------------------- --------------------------- -----------------------------------------------
Stein Roe Small Cap Asian Tiger Fund  1.15%(b)                                      $14.8
------------------------------------- --------------------------- -----------------------------------------------
Newport Japan Opportunities Fund      0.95%(b)                                      $97.1
------------------------------------- --------------------------- -----------------------------------------------
Newport Greater China Fund            1.15%(b)                                      $73.3
------------------------------------- --------------------------- -----------------------------------------------
Newport Asia Pacific Fund             1.00%(b)                                      $18.9
------------------------------------- --------------------------- -----------------------------------------------
Newport Europe Fund                    0.70%                                         $8.7
------------------------------------- --------------------------- -----------------------------------------------
Stein Roe Asia Pacific Fund            0.55%(c)                                      $5.2
------------------------------------- --------------------------- -----------------------------------------------
(a) The management fee is 1.00% for the first $100 million of average net assets; 0.75% for the next $1.4 billion; 0.70% for the next $1 billion; and
0.65% over $2.5 billion.
(b) Newport has voluntarily agreed to waive a certain portion of the management fee and reimburse the fund for certain expenses.  Newport may terminate the fee waiver and expense reimbursement arrangement at any time.
(c) Stein Roe & Farnham Incorporated is the advisor to the fund and receives an annual fee of 0.95%.  Newport receives 0.55% as sub-advisor to the fund.


G.  Required Vote.

         Approval of a new Management Agreement for any Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the lesser of (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more 50% of the outstanding shares of the Fund present at the Meeting.

        The Trustees unanimously recommend that shareholders of each Fund vote to approve the new Management Agreement.

2.  OTHER MATTERS AND DISCRETION OF PROXY HOLDERS NAMED IN THE PROXY

         As of the date of this Proxy Statement, only the business mentioned in Proposal 1 of the Notice of the Special Meetings of Shareholders is contemplated to be presented. If any procedural or other matters come before the Meetings, your proxy shall be voted in accordance with the best judgment of the proxy holder(s).

OTHER INFORMATION REGARDING THE LIBERTY MUTUAL FUNDS

         If a quorum of shareholders (a majority of the shares entitled to vote at any Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Proposals set forth in the Notice of Special Meetings are not received by June 1, 2000, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals set forth in the Notice of Special Meetings. They will vote against any such adjournment those proxies required to be voted against any of such Proposals.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your Fund within a reasonable period of time prior to such Meeting.

         Shareholders are urged to vote, sign and mail their proxies immediately.

PROXY SOLICITATION COSTS

         Newport will bear the cost of the solicitation, which includes printing of proxy materials, mailing and the tabulation of votes. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings. The cost of this solicitation for each Fund is not expected to exceed the following:

LIBERTY MUTUAL FUND                        SOLICITATION COST
Colonial Global Equity Fund                               $
Colonial International Horizons Fund                      $
Colonial Global Utilities Fund                            $


ANNUAL/SEMIANNUAL REPORTS

         Further information concerning a Liberty Mutual Fund is contained in its most recent Annual and/or Semiannual Report to Shareholders, which is obtainable free of charge by writing Colonial Management Associates, Inc. at One Financial Center, Boston, Massachusetts 02111 or by calling 1-800-426-3750.

SHARE OWNERSHIP BY TRUSTEES AND OFFICERS

         The following table shows certain information regarding the beneficial ownership of shares of the Fund as of the Record Date by the Trustees and executive officers of the Trust. The information in the table is based on information obtained from the Trustees and executive officers, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, all of the shares over which such person, directly or indirectly, had or shared voting or investment power have been deemed beneficially owned. Shares are held with sole power over voting and disposition.


------------------- ---------------- ----------------- ----------------------
                                     NUMBER OF         PERCENTAGE OF SHARES
NAME                CLASS OF SHARES  SHARES OWNED      OWNED
------------------- ---------------- ----------------- ----------------------

------------------- ---------------- ----------------- ----------------------

------------------- ---------------- ----------------- ----------------------

------------------- ---------------- ----------------- ----------------------

                                   Appendix A

                              MANAGEMENT AGREEMENT


AGREEMENT  dated  as  of  [  ],  2000,   between  LIBERTY  FUNDS  TRUST  III,  a
Massachusetts business trust (Trust), with respect to [NAME OF FUND] (Fund), and NEWPORT FUND MANAGEMENT, INC., a Virginia corporation (Adviser).

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Adviser will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser may delegate its investment responsibilities to a sub-adviser.

2. In carrying out its investment management obligations, the Adviser shall:

          (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable;
          (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3.        The Adviser shall furnish at its expense the following:

          (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (including preparing financial information of the Fund and reports and tax returns required to be filed with public authorities, but exclusive of those related to custodial, transfer, dividend and plan agency services, determination of net asset value and maintenance of records required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (1940 Act)); and (c) compensation of Trustees who are directors, officers, partners or employees of the Adviser or its affiliated persons (other than a regulated investment company).


4. The Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

5. The Fund shall pay the Adviser monthly a fee at the annual rate of [ %] of the average daily net assets of the Fund.

6. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Adviser's fee shall be reduced by the excess but not to less than zero. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses, Rule 12b-1 distribution fees, service fees and extraordinary expenses, if any. The Adviser may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Adviser declares to be effective.

7. This Agreement shall become effective as of the date of its execution, and

        (a) unless otherwise terminated, shall continue until two years from its date of execution and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Adviser on sixty days' written notice to the Trust.

8.      This Agreement may be amended in accordance with the 1940 Act.

9. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

 10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

LIBERTY FUNDS TRUST III on behalf of
[name of fund]



By:  __________________________
        Name:
        Title:

NEWPORT FUND MANAGEMENT, INC.



By:  __________________________
        Name:
        Title:

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees of Liberty Funds Trust III. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby and Joseph R. Palombo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held in Boston, Massachusetts, on Thursday, June 1, 2000, and at any adjournment, as specified herein, and in accordance with their best judgment, on any other business that may properly come before the meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.



COLONIAL GLOBAL EQUITY FUND







































This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's discretion upon such other matters that may properly come before the meeting.


The Board of Trustees of Liberty Funds Trust III recommends a vote FOR the following Item:

1. Approve a new management agreement with Newport Fund Management, Inc.


For                      Against                        Abstain
 --                          --                                 --
|--|                        |--|                               |--|

MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE BELOW                |__|


----------------------------------------

----------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                           Date_________________


Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                       *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.


This proxy is solicited on behalf of the Board of Trustees of Liberty Funds Trust III. The signers of this proxy hereby appoint William J. Ballou, Suzan
M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby and Joseph R. Palombo each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held in Boston, Massachusetts, on Thursday, June 1, 2000, and at any adjournment, as specified herein, and in accordance with their best judgment, on any other business that may properly come before the meeting.


After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.



COLONIAL GLOBAL UTILITIES FUND







































This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's discretion upon such other matters that may properly come before the meeting.


The Board of Trustees of Liberty Funds Trust III recommends a vote FOR the following Item:

1. Approve a new management agreement with Newport Fund Management, Inc.


For                      Against                        Abstain
 --                          --                                 --
|--|                        |--|                               |--|

MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE BELOW                |__|


----------------------------------------

----------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                           Date_________________


Shareholder sign here              Co-owner sign here

                              PLEASE VOTE PROMPTLY
                        *********************************

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.


This proxy is solicited on behalf of the Board of Trustees of Liberty Funds Trust III. The signers of this proxy hereby appoint William J. Ballou, Suzan
M. Barron, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby and Joseph R. Palombo each of them proxies of the signers, with power of substitution to vot at the Special Meeting of Shareholders to be held in Boston, Massachusetts, on Thursday, June 1, 2000, and at any adjournment, as specified herein, and in accordance with their best judgment, on any other business that may properly come before the meeting.


After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.



COLONIAL INTERNATIONAL HORIZONS FUND







































This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's discretion upon such other matters that may properly come before the meeting.


The Board of Trustees of Liberty Funds Trust III recommends a vote FOR the following Item:

1. Approve a new management agreement with Newport Fund Management, Inc.


For                      Against                        Abstain
 --                          --                                 --
|--|                        |--|                               |--|

MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE BELOW                |__|


----------------------------------------

----------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                           Date_________________


Shareholder sign here              Co-owner sign here